SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 11, 2002
                                                         ----------------




                                    DVL, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    ---------
                 (State or other jurisdiction of incorporation)

                   1-8356                       13-2892858
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         (Commission File Number)   (IRS Employer Identification Number)

               70 East 55th Street, 7th Floor, New York, NY 10022
               --------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)




        Registrant's telephone number, including area code (212) 350-9900
                                                           --------------

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ITEM 5.  OTHER EVENTS

         Incorporated by reference herein and attached as an exhibit hereto is the press release of the Registrant dated January 14, 2002, announcing that the Registrant entered into an agreement effective December 31, 2001 with Blackacre Bridge Capital, L.L.C. ("Blackacre") under which Blackacre exchanged $1,188,278 principal amount of DVL, Inc.'s 10% Redeemable Notes due 2005 held by it for 4,753,113 shares of DVL's common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits:


         10.01 Exchange Agreement, dated as of December 28, 2001, by and between DVL, Inc. and Blackacre Bridge Capital, L.L.C.

         20.01    Press Release, dated January 14, 2002.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DVL, INC.



                                      By: /s/Jay Thailer
                                          -------------------------------------
                                      Name:  Jay Thailer
                                      Title: Executive Vice President and
                                             Chief Financial Officer


Date:  January 15, 2002


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